ADMINISTRATIVE SERVICES AGREEMENT FOR
              THE NON-QUALIFIED DEFERRED COMPENSATION PLAN DOCUMENT
                                       BY
                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

This AGREEMENT is made and entered into by and between MicroAge, Inc. (the "Employer") on behalf of the MicroAge, Inc. Executive Supplemental Savings Plan (the "Plan"), and The Prudential Insurance Company of America ("Prudential"), a New Jersey mutual life insurance company.

The Employer represents and Prudential acknowledges that:

     * The Plan is or will be in existence at the time funds are deposited with Prudential;

     * The Plan document is, or will be by the effective date of this Agreement, a Prudential approved non-Qualified Deferred compensation Plan document;

     * If a related Trust (the "Trust") is established, the Trust will be an Employer grantor trust commonly known as a "Rabbi Trust.'

     * The Plan is intended to be an unfunded plan for a select group of management or highly compensated employees, within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), known as a "Top Hat" plan.

     * The Employer has consulted with legal counsel, to the extent it sees fit, and has taken, or will take by the effective date of this agreement, all steps necessary to comply with Federal or state securities laws that might relate to the Plan.

     * The Employer, as Plan Administrator, desires Prudential to perform certain administrative services for the Plan and to provide certain assistance to the Employer as more fully described in this Agreement, and Prudential is willing to perform those services.

In consideration of the premises and mutual covenants contained in this Agreement, the Employer and Prudential agree as follows:

1.   SERVICES:

     a) SERVICES TO BE RENDERED BY PRUDENTIAL - Prudential will perform the following services:

          i) PLAN RECORDKEEPING - Prudential will provide to the Plan the record-keeping services included in Exhibit A to this Agreement.
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                  ii)      Plan   Documentation   and   Disclosure   Services  -
                           Prudential will provide Plan services support to the Plan as described in Exhibit B to this Agreement.

                  iii) Additional Services - In addition to the foregoing services, Prudential may provide such other services, and be paid such amounts therefor, as may from time to time be agreed upon in writing by the parties.

     b)   NATURE OF SERVICES -

          i) RECORDKEEPING ONLY - The Employer understands and agrees that Prudential's sole function under this Agreement is to act as recordkeeper and to provide other services at the direction of the Employer or its agents or designee in accordance with the terms of this Agreement. Under the terms of this Agreement, Prudential does not render investment advice, is not the Plan Administrator, trustee or a Plan fiduciary, as that term is defined under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and does not provide legal, tax or accounting advice with respect to the creation, adoption or operation of the Plan and Trust. Any services to be provided by a Prudential affiliate as directed trustee or investment manager are the subject of a separate agreement. Prudential acknowledges, however, that the Plan is intended to constitute a participant directed individual account plan under Section 404(c) of the Employee Retirement Income Security Act of 1974, as amended, and shall take any reasonable steps necessary to comply with that Section and the regulations promulgated thereunder.

          ii) DISCONTINUANCE OF SERVICES INCONSISTENT WITH ROLE - If, based on changes in the applicable regulatory structure or the interpretation of the regulatory structure, there is a reasonable likelihood that any service being, or to be, provided under this Agreement by Prudential could constitute a discretionary function and thereby subject Prudential to classification as a "fiduciary" under ERISA with respect to the Plan, and such service could not be restructured in a manner that would not subject Prudential to classification as a "fiduciary" under ERISA, then Prudential, upon reasonable notice to the Employer may decline to thereafter provide that service. The failure to provide any such service shall not constitute a breach of Prudential's obligations under this Agreement.

     c) RELIANCE UPON PLAN DATA - All services provided by Prudential hereunder shall be based on information supplied by the Employer or any other designee or agent of the Employer (as designated by the Employer). The Employer acknowledges that the timely provision of accurate, consistent and complete data in the format specified by Prudential is essential to its delivery of services, and the Employer

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          is responsible for ensuring such timely and accurate data is delivered to Prudential in Prudential's approved format. For these purposes, "Plan data" means all data and records supplied to Prudential, obtained by Prudential or produced by Prudential (based on data or records supplied to, or obtained by, Prudential) in connection with performing the services pursuant to this Agreement. Plan Data includes current participant names, addresses and status.

     d) RELIANCE UPON NAMED ADMINISTRATORS AND TRUSTEES - The Employer will provide names and other information for persons authorized to take actions for or provide information on behalf of the Plan and Trust. Until notified of a change, Prudential may reasonably rely upon this information and may act upon instructions received from and/or on information provided by these named persons. Prudential has the right to assume that those persons continue to be authorized unless notified otherwise.

     e) RESPONSIBILITIES OF THE EMPLOYER - The Employer agrees that it will be responsible for and neither Prudential nor any affiliate of Prudential shall have any obligation to:

          i) Monitor or otherwise ensure that the Plan is in compliance with any applicable Federal or state tax, business, labor or securities law, including the determination of the appropriate Federal or state securities registration, the selection of the Plan Participants, and the calculation and payment of any taxes or tax withholding with respect to the Plan or Plan benefits;

          ii) Complete or file any form, notice, or registration with the federal, state or local tax, labor or securities authorities with respect to the Plan, assets held under the Plan or payments from the Plan, except to the extent tax reporting is specifically listed in Exhibit A to this Agreement.

2. COMPENSATION: In consideration for its services provided hereunder, the Employer shall pay Prudential in accordance with the Fee Schedule provided in Exhibit C. Prudential may amend the schedule for services not yet rendered upon giving notice in writing under the same conditions specified in Section 7.b. The Employer shall pay al I fees within thirty (30) days of the Prudential invoice date. Any fees not paid when due may be deducted by Prudential from the trust fund, without further notice to the Employer. The Employer shall pay any and all costs that may be incurred by Prudential in charging the trust fund for these fees. The Employer also agrees that it shall empower the Trustee to pay compensation to Prudential for services provided hereunder. The Employer acknowledges that the Plan document provides for payment of the fees from the trust fund.

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3.   INVESTMENTS; GOOD ORDER:

     a) INVESTMENTS-GENERALLY - Prudential will invest all assets of the Trust only as directed in writing or via any authorized electronic or telephonic transmission:

          i) By Participants - to the extent the Plan provides for investment direction or request by Participants.

          ii) By the Employer - to the extent the Plan provides for investment direction by the Employer.

     b)   UNCLEAR INVESTMENT INSTRUCTIONS; GOOD ORDER -

          i) UNCLEAR INVESTMENT INSTRUCTIONS - Prudential will forward contributions and similar transaction receipts for investment into the Prudential Government Securities Trust/Money Market Series or another conservative investment fund designated in writing by the Employer (or an equivalent fund should the named fund cease to exist) if Prudential determines that no proper investment directions are in effect. Once proper instructions are received, Prudential will forward the new instructions so that contributions can be re-invested and related earnings can be allocated accordingly.

          ii)  GOOD ORDER -

               a) CONTRIBUTIONS AND SIMILAR TRANSACTIONS - Prudential will use its best efforts to process all contributions and similar transactions ("Transactions") received in good order on the day good order is achieved, PROVIDED, HOWEVER, that Prudential reserves the right to process all such Transactions received in good order at Prudential within thirty-six (36) hours of receipt. Transactions are in "good order" when the contribution or similar roster remitted by the Employer agrees with the related funding, and when the social security number and money type correspond to social security numbers and money types of participants previously enrolled on Prudential's recordkeeping system.

                    In the event Transaction data is NOT IN GOOD ORDER, Prudential shall attempt to obtain clarification from the Employer as to the proper Transaction amount and/or funding allocations. The Employer acknowledges and directs that Transaction amounts will be deposited in an interest or non-interest bearing account (at Prudential's discretion) until such time as the roster, Transaction amount, and funding allocation are reconciled. In the event Prudential is unable, in its sole judgment, to obtain such clarification within thirty (30) days of receipt of Transaction amounts, then Prudential shall return all such Transaction amounts to the Employer pending further instructions from the Employer. The Employer understands and agrees that it shall not have any claim against Prudential or any affiliate of Prudential in the event that Prudential returns Transaction amounts pursuant to the provision of this paragraph. The Employer further understands and agrees that the Plan and the Employer will bear the investment risk during this period.

               b) DISTRIBUTIONS - Prudential will process all distribution requests received in good order at Prudential within three
                    (3) business days of receipt of said distribution request by Prudential. Distribution checks will be issued within seven
                    (7) days of receipt of good order. Distributions are in "good order" when the distribution request contains all pertinent information (including type and form of distribution, any critical dates needed to process the distribution, properly completed and executed tax forms and, if applicable, all necessary rollover instructions) and appropriate signatures (including spousal consent to the extent deemed necessary by the Employer).

               c) INVESTMENT EXCHANGES - Prudential will process all investment exchanges on the same terms as Transactions described in subparagraph a), above. Investment Exchanges are in Good Order when the information provided in the request for an investment exchange clearly shows the number and types of interests to be acquired and disposed of and reasonably indicates that the transfer is authorized by the participant or the Employer.

               d) NET TRADES - The Employer acknowledges that trades required by Transactions, distributions, and investment exchanges will be executed by offsetting transactions ordered in and out of each investment and purchasing or selling only the net shares required to balance transactions in an out. The Employer also acknowledges the share prices allocated to individual participants will be the price paid or received for shares actually traded by Prudential for the day the transactions are processed.

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
     c)   THE EMPLOYER ACKNOWLEDGES THAT IT -

          i) Received a prospectus for each of the Prudential mutual funds and any other mutual funds offered by Prudential in which Plan participants may invest.

          ii) Reviewed such prospectus(es) and is familiar with the fees and expenses described therein, and that such fees and expenses are reasonable.

     d) FEES TO PRUDENTIAL AFFILIATES - The Employer acknowledges that Prudential may be deemed to benefit from:

          i) Advisory and other fees paid to its affiliates for managing, selling, or settling of the Prudential mutual funds and other investment products or securities offered by Prudential or its affiliates selected as investment options available under that Plan; and

          The Employer also acknowledges that Prudential benefits directly from:

          ii)  Transfer agent fees paid to it by the Prudential mutual funds and
               other   investment   products   offered  by   Prudential  or  its
               affiliates;

          iii) Additional compensation in the form of gains resulting from the correction of transaction processing errors and delays. In exchange, Prudential also generally absorbs losses resulting from its errors. Any gains are available to cover these losses or losses of other similarly situated customers.

4. USE OF AGENTS OR SUBCONTRACTORS: Prudential may perform any of the services described in this Agreement through agents and subcontractors selected by Prudential. Prudential shall reasonably supervise any such agent or subcontractor and the retention of agents or subcontractors shall not relieve Prudential of its duties hereunder.

5. PRUDENTIAL NOT LEGAL COUNSEL: The Employer understands and agrees that it shall review with its legal and/or tax counsel all documents provided to it by Prudential and that the Employer should consult such counsel on any questions concerning the Employer's responsibilities under this Agreement, the Plan's documents, and the legal sufficiency of any documents so provided. The Employer understands that neither Prudential nor any of its affiliates are permitted to provide the Employer with legal or tax advice or otherwise engage in the practice of law. The Employer acknowledges that it will not rely on any information provided as if it were legal or tax advice.

6.   INDEMNIFICATION:

     a) INDEMNIFICATION OF PRUDENTIAL - The Employer shall hold harmless and indemnify Prudential and its employees, agents, and subcontractors ("Indemnitees") from and against any loss, damage, liability, claims, costs and expenses, including reasonable attorneys' fees ("Liabilities"), to which the Indemnitees may become subject, which result from:

          i) Any misrepresentation or nonfulfillment of any terms of this Agreement by the Plan, the Employer, the Plan Administrator or other Plan fiduciary (including, but not limited to, Liabilities resulting from the provision of inaccurate, untimely, or incomplete information to Prudential or the failure to provide Prudential with clear instructions as to matters relating to contributions, investment selections, or distributions).

          ii) Any failure by the Plan, the Employer, the Plan Administrator or other Plan fiduciary to comply with the terms of the Plan,

          iii) A violation by the Plan, the Employer, the Plan Administrator or other Plan fiduciary of the requirements of applicable Federal and/or state laws,

          iv)  The  making by  Prudential  of any  benefit  payment  based  upon
               instructions   that   Prudential   reasonably   believes   to  be
               authorized, and

          v) Any action, conduct or activity, including the failure to take action or to perform any activity taken by Prudential at the direction of the Employer, Plan Administrator or Trustee, provided that Prudential reasonably believes the direction to be valid and is not negligent in the execution of such directions.

          vi) Any failure by the Employer or the Plan to comply with any Federal or State laws governing the registration or sale of securities.

     b) INDEMNIFICATION OF THE EMPLOYER - Prudential shall hold harmless and indemnify the Employer and its employees from and against any loss, damage, liability, claims, costs and expenses, including reasonable attorneys' fees, to which the Employer may become subject, which result from:

          i) Any misrepresentation or nonfulfillment of any material terms of this Agreement by Prudential, and

          ii)  Prudential's  willful  misconduct,  lack of good faith or want of
               reasonable   and  ordinary  care  in  the   performance   of  its
               obligations under this Agreement.

          iii) Prudential's   provision  of   investment   advice  to  any  Plan
               Participant.

          iv) Prudential's violation of the requirements of applicable Federal and/or state laws, except when resulting from the failure to take action or any action taken at the direction of the Employer, the

               Employer's   agent  or  designee,   or  Trustee,   provided  that
               Prudential reasonably believes the direction to be valid and is not negligent in the execution of such directions.

7.   DURATION; TERMINATION; SUCCESSOR RECORDKEEPER:

     a)   DURATION - This Agreement will continue in effect until terminated.

     b) TERMINATION - Each party may terminate this Agreement upon sixty (60) days prior written notice to the other. Such notice shall be deemed to have been given three (3) days after mailing in the U.S. mail or immediately upon receipt if delivered to the address set forth below. The notice period may be waived by the party entitled to the notice.

     c) SUCCESSOR RECORDKEEPER - Upon termination, the parties agree that Prudential shall have no further duty or responsibility to the Plan under this Agreement. However, Prudential will use reasonable efforts to transfer all relevant non-Prudential proprietary information concerning the Plan, in Prudential's standard format, to the Employer or to a successor recordkeeper. Any unforeseeable costs or expenses incurred by Prudential in effecting this transfer shall be paid by the Employer unless waived in writing by Prudential. The Employer agrees that Prudential may charge reasonable fees for the provision of requested records or reports that Prudential previously provided.

     d)   SURVIVAL  OF   INDEMNIFICATION   AND   INVESTMENTS   -  The   Employer
          acknowledges and agrees that the indemnification provisions of paragraph 6 shall survive the termination of this Agreement. The Employer understands and acknowledges that the termination of this Agreement shall not require the sale by the Trust of shares of Prudential mutual funds held by the Trust (unless specifically requested by Prudential in writing).

8. NOTICES: Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telegraphed or, if sent by facsimile transmission, upon the recipient's oral verification by telephone of receipt or, if mailed, three
     (3) days after the date of deposit in the U.S. mail, as follows:

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
     If to Prudential: (By U.S. mail)   (By other than U.S. mail)

     Prudential Investments             Prudential Investments
     Attn.:  Retirement Services        Attn.:  Retirement Services
     30 Scranton Office Park            30 Scranton Office Park
     Scranton, PA 18507-1789            Scranton, PA 18507-1789


     If to the Employer:

     --------------------------------------

     --------------------------------------

     --------------------------------------

9. ENTIRE AGREEMENT; Amendment: This Agreement, including the Exhibits hereto which are specifically incorporated herein, contains the entire Agreement among the parties hereto with respect to the subject matter hereof, and there are no other Agreements written or oral, relating to the subject matter hereof other than those explicitly set forth herein or attached hereto. This Agreement may be amended at anytime, but only when agreed to in writing by the parties.

10. CONSTRUCTION: This Agreement is the result of negotiation by both parties, and, therefore, no claim shall be made to construe any portion of the Agreement against either party on the basis of such party's participation in the negotiating thereof.

11. BINDING EFFECT; NO ASSIGNMENT: This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, assigns and legal representatives. Neither this Agreement, nor any right hereunder, may be assigned by any party without the written consent of the other parties hereto. Notwithstanding the foregoing, this Agreement may be assigned by Prudential to a successor entity without the prior written consent of the Employer.

12. COUNTERPARTS: This Agreement may be executed by the parties hereto in separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all of the parties hereto.

13. HEADINGS: The headings in this Agreement are for reference only, and shall not affect the interpretation of this Agreement.

14. SEVERABILITY: If any word, phrase, sentence, paragraph, provision or section of this Agreement shall be held, declared, pronounced or rendered invalid, void, unenforceable or inoperative for any reason by any court of competent jurisdiction, governmental authority, statute or otherwise, such holding, declaration, pronouncement or rendering shall not adversely affect any other word, phrase, sentence, paragraph, provision or section of this

     Agreement, which shall otherwise remain in full force and effect and be enforced in accordance with its terms.

15. GOVERNING LAW: This Agreement shall be governed by and construed in accordance with the laws of New Jersey, except the choice of law rules, applicable to agreements made and to be performed entirely within such State.

16. THIRD PARTY BENEFICIARIES: The provisions of this Agreement are solely for the benefit of the parties hereto and their Affiliates and are not intended to confer upon any person except the parties hereto any rights or remedies herein.

17. UNFORESEEN CIRCUMSTANCES: Prudential shall not be liable for any default or delay in the performance of its services under this Agreement if and to the extent such default or delay is primarily caused, directly or indirectly, by:

     a)   fire, flood, elements of nature or other acts of God;

     b) any outbreak or escalation of hostilities, war, riots or civil disorders in any country;

     c)   any act or omission of the other party or any governmental  authority;
          or

     d)   nonperformance  of a third  party  or any  similar  cause  beyond  the
          reasonable  control  of  Prudential,   including  without  limitation,
          failures or fluctuations in telecommunications or other equipment.

     In any such event, Prudential shall be excused from any further performance and observance of the obligations so affected only for as long as such circumstances prevail and Prudential continues to use commercially reasonable efforts to recommence performance or observance as soon as practicable.

18. WRITING AND SIGNATURE; ELECTRONIC TRANSACTIONS: Unless otherwise explicitly required by law,

     a) Any requirement for a writing under this Agreement may be rendered in any form that can reliably reproduce an accurate physical record of the communication and authenticate the source, including but not limited to facsimile transmission, electronic mail, indexed telephone recording, or Internet transmission.

     b) Any requirement of a signature under this Agreement may be rendered in any form clearly indicated by the signatory to be a signature or which complies with instructions directly given to the signatory as to the proper form of indicating a signature in an electronic or voice response environment. Appropriate forms include, but are not limited to, personal identification numbers rendered over the internet, facsimile transmissions, and unique telephone keypad combinations pressed during recorded calls.

     c) Notwithstanding a) or b), above, the recipient of any writing or signature under this Agreement may require the confirmation of any writing or signature in physical form (such as hand or typewritten or the equivalent) with a manual signature.

     d) The Employer represents that the Plan document(s) will allow for transactions to be made by electronic means before the Employer permits Prudential to offer such transactions. The Plan document(s) and this Agreement together shall be deemed a master contracting agreement ("Master Contract"). Under this Master Contract, notices, consents and other actions by or on behalf of, or with respect to, the Plan, its participants and their respective beneficiaries ("Plan Transactions") may be effected, in whole or in part, by electronic means. Any Plan Transaction relating to services provided under this Agreement may be initiated or effected by the Employer, the Plan, a participant or a beneficiary by use of Prudential-authorized electronic means, including a voice response system (generally referred to as Interactive Voice Response, or IVR), Internet access system (including the Prudential Web site) or telephone service line. Use of electronic means for Plan transactions is subject to the terms and conditions established by Prudential and disclosed to the Employer and participants, and electronic transactions shall be binding on the parties if Prudential, acting in good faith, believes that such transactions are authorized by the Employer, a participant, or beneficiary, as applicable.

IN WITNESS THEREOF, the Employer has caused this Agreement to be executed by its duly authorized representative.


          Date Signed:

          Date Agreement Effective: August 1,1999

Employer Authorized By:                 Prudential Authorized By:

-----------------------------------     -----------------------------------
Name                                    Name

-----------------------------------     -----------------------------------
Authorized Signature                    Authorized Signature

-----------------------------------     -----------------------------------
Title                                   Title

                                        -----------------------------------
                                        Date

This Agreement is not effective until properly countersigned by an authorized representative of Prudential.

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